MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

Tammy L. Schultz
President/Director
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Britney Schnathorst, (with full power to act alone), her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as she herself might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agent, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Product Name	1933 Act File Number
TruStage™ ZoneChoice Advantage Annuity	333-

IN WITNESS WHEREOF, this 6 day of December, 2024

/s/Tammy L. Schultz
Tammy L. Schultz

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

Jennifer M. Kraus-Florin
Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Britney Schnathorst, (with full power to act alone), her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as she herself might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agent, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Product Name	1933 Act File Number
TruStage™ ZoneChoice Advantage Annuity	333-

IN WITNESS WHEREOF, this 6 day of December, 2024

/s/Jennifer M. Kraus-Florin
Jennifer M. Kraus-Florin

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

Abigail R. Rodriguez
Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Britney Schnathorst, (with full power to act alone), her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as she herself might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agent, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Product Name	1933 Act File Number
TruStage™ ZoneChoice Advantage Annuity	333-

IN WITNESS WHEREOF, this 6 day of December, 2024

/s/Abigail R. Rodriguez
Abigail R. Rodriguez

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

William A. Karls
Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Britney Schnathorst, (with full power to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agent, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Product Name	1933 Act File Number
TruStage™ ZoneChoice Advantage Annuity	333-

IN WITNESS WHEREOF, this 6 day of December, 2024

/s/William A. Karls
William A. Karls

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

Brian J. Borakove
Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Britney Schnathorst, (with full power to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agent, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Product Name	1933 Act File Number
TruStage™ ZoneChoice Advantage Annuity	333-

IN WITNESS WHEREOF, this 6 day of December, 2024

/s/Brian J. Borakove
Brian J. Borakove

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

Paul D. Barbato
Secretary/Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Britney Schnathorst, (with full power to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agent, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Product Name	1933 Act File Number
TruStage™ ZoneChoice Advantage Annuity	333-

IN WITNESS WHEREOF, this 6 day of December, 2024

/s/Paul D. Barbato
Paul D. Barbato